EXHIBIT 10.52
                                                                   -------------

                             AGREEMENT FOR SERVICES


      AGREEMENT FOR SERVICES (this "Agreement") dated as of the 28th day of December, 2003 (the "Effective Date") between Diomed Holdings, Inc., a Delaware corporation (the "Company"), and Global Strategy Associates ("GSA"), for the services of James A. Wylie, Jr. ("Employee").

      WHEREAS, GSA employs and makes available to third party employers the service of its employees as executives, including the Employee;

      WHEREAS, Employer desires to extend the period during which Employee will provide his services to Employer for a term equal to the original term plus one year, all on the same terms and conditions on which Employer has heretofore engaged Employee; and

      WHEREAS, Employee is willing to provide services as the director of GSA to Employer and to serve as a member of the boards of directors of the Company and its subsidiary, Diomed, Inc., a Delaware corporation.

      NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter stated, Employer, GSA and Employee hereby agree as follows:

      1. EMPLOYMENT AND TERM.

            (a) As of the Effective Date, the Company will engage GSA to provide the services of Employee, and Employer will provide the services of Employee, to work for the Company, as a full-time employee, for the Term (as defined in Section 3(a)). During the Term, Employee shall serve the Company's President and Chief Executive Officer. Employee shall also serve as president and chief executive officer of such of the Company's subsidiary(ies) as may be mutually agreed upon between the Company and Employee. During the Term, Employee shall be subject to, observe and carry out such rules, regulations and policies as the Company may from time to time reasonably establish and which are generally applicable to senior executives of the Company. During the Term, Employee will serve the Company faithfully and to the best of his ability and use his best efforts to perform such services and duties of an executive nature in connection with the business, affairs and operations of the Company as may be assigned or delegated to him from time to time by or under the authority of the Board of Directors of the Company (the "Board").

            (b) Without limiting the generality of the foregoing, during the Term, GSA shall require Employee not to, and Employee shall not directly or indirectly, without the prior written consent of the Board, accept employment or compensation from, or perform services of any nature for, any business enterprise other than the Company; provided, that, subject to Section 5(a), Employee may without such consent (i) serve on corporate, civic or charitable boards or committees, with or without compensation, (ii) participate in professional organizations and (iii) manage his personal investments, personal business affairs and other personal matters, so long as such activities do not interfere in any material respect with the reasonable performance of Employee's duties and responsibilities hereunder.

            (c) Employee will serve as a member of the Board and the board of directors of Diomed, Inc. and, except as set forth in Section 3(h), to serve thereon until his successor is elected and qualifies.

            (d) The Company represents, warrants and agrees that each of the Company, its subsidiaries and, to its knowledge, their respective predecessors and affiliates, has complied with and is in compliance with all material applicable laws (including rules, regulations, codes, plans, injunctions, orders, decrees, rulings, and charges thereunder) of federal, state local and foreign governments (and all agencies thereof), including but not limited to all federal and state securities or blue sky laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed, commenced or threatened against any of them alleging failure to comply.

      2. COMPENSATION.

            (a) During the Term, beginning as of January 1, 2004, as base compensation for the services of the Employee, the Company shall pay GSA the amount of $330,000 per annum (the "Base Compensation"), payable in twenty-four
(24) equal semi-monthly installments on the 15th and the last day of each month. During the Term, the Base Compensation may be increased from time to time as determined by the Board.

            (b) In addition, as supplemental compensation for the services of Employee (the "Supplemental Compensation") during the Term, the Company shall pay GSA the following amounts, subject to the following terms and conditions:

                  (i) For 2004, the Company will pay a bonus up to 50% of Base Compensation in two pieces as follows:

                        (A) At a date determined by the Compensation Committee within three months of the Effective Date, the Company will issue stock options to the Employee with the following terms: (1) the number of options shall equal $82,500 divided by the then current fair market value of the Company Stock; (2) the exercise price shall be the then current fair market value of the Company Stock; (3) the options shall be vested in full upon the determination that the Company has substantially achieved its 2004 business plan as reasonably determined by the Compensation Committee of the Board or if the Employee is actively providing services to the Company on December 31, 2004; and (4) other terms consistent with prior option grants by the Company; and

                        (B) On or prior to the date referred to in (i) (A) of this Section 2(b), the Company will pay GSA, in cash, $82,500 if the Company substantially achieves its 2004 business plan as reasonably determined by the Compensation Committee of the Board, payable not later than the later of (a) March 3l of the next following year or (b) within ten (10) business days of the completion of the independent audit of the Company's financial statements for the fiscal year; and

                  (ii) For 2005 the Company will pay GSA an additional amount (payable not later than the later of (a) March 3l of the next following year or (b) within ten (10) business days of the completion of the independent audit of the Company's financial statements for the fiscal year) equal to 50% of the Base Compensation, payable in cash, based on criteria and in amounts to be mutually agreed upon between the Board and GSA.

            (c) At a date determined by the Compensation Committee within three months after the Effective Date, the Company will issue stock options to the Employee with the following terms: (1) the number of options shall be 2,700,000,
(2) the exercise price shall be the then current fair market value of the Company Stock, (3) the options shall vest as follows: 1,350,000 on December 31, 2004; and 1,350,000 on December 31, 2005 provided that, subject to accelerated vesting in accordance with Section 3(d) and Section 3(e), as well as in accordance with the terms of the Plan, the Employee is actively providing services to the Company on the relevant date.

            (d) The Company shall reimburse GSA for all reasonable out-of-pocket expenses incurred by Employee in the performance of his duties hereunder, including without limitation, travel expenses, in accordance with the Company's expense reimbursement policy as in effect from time to time for its direct employees. In addition, the Company for its convenience shall provide Employee with reasonable living quarters at an apartment leased by it within one hour's commute of the Company's Andover, Massachusetts headquarters. If it is determined that the market value of the total amount of rent and other related expenses related thereto may constitute taxable income to GSA, the Company will pay to GSA an amount equal to such taxable amount multiplied by the combined maximum federal, Massachusetts and Connecticut state income tax rates for individuals to compensate GSA for his tax liability, if any, for use of such premises.

            (e) Employer agrees that GSA will be entitled to grant to Employee permission to take vacation at the rate of 20 days for each year (commencing with the Effective Date) of this Agreement and to holidays given by the Company to its employees generally, without reduction in Base Compensation or other benefit. If Employee does not use such vacation, GSA will be compensated for such unused days pursuant to the Company's policies and practices for its direct employees.

            (f) During the Term and subject to any contribution thereof or generally required of executive employees of the Company, which contributions GSA will make for or on behalf of Employee, Employee shall be entitled to participate in any and all employee benefit plans from time to time in effect for employees to the Company generally and for senior executives in particular, but the Company shall not be required to establish any such program or plan; provided, that the Company shall have no obligation to permit Employee's participation if and to the extent Employee's employment by GSA precludes participation in any such program or plan. Such participant shall be subject to
(i) the terms of the applicable plan documents, (ii) generally applicable Company policies and (iii) the discretion of the Board or any administrative or other committee provided for in or contemplated by such plan. The Company may alter, modify, add to or delete its employee benefit plans at any time as it, in its sole judgment determines to be appropriate, without recourse by GSA or Employee.

            (g) Payment of all Base Compensation, Supplemental Compensation and Incentive Compensation shall be made in accordance with the relevant Company policies in effect from time to time for its direct employees, including normal payroll practices, and shall be subject to all applicable employment and withholding taxes.

            (h) GSA understands and acknowledges that the Base Compensation, Supplemental Compensation and Incentive Compensation and Employee's participation in benefit programs and plans under Section 2(f) shall be in lieu of any and all other compensation, benefits and plans payable to or account for the benefit of GSA or Employee and represents payment in full for all services to be provided to the Company by GSA and the Employee. Notwithstanding, the foregoing, the Company may in its sole discretion, from time to time, grant stock options, restricted shares or other equity-based compensation directly to Employee.

      3. TERM AND TERMINATION.

            (a) This Agreement shall be effective from the Effective Date and shall continue until December 31, 2005, (the "Term"), unless earlier terminated in accordance with the provisions of this Section 3. The parties shall meet at least 90 days prior to the end of the Term to determine whether they desire to extend the Agreement.

            (b) GSA shall  have the right to  terminate  its  engagement  on one day's written notice to the Company if, at any time during the Term, the Company shall not have maintained directors and officers' liability coverage at policy coverage levels not less than those in effect as of January 10, 2003. During the Term, the Company shall promptly advise GSA of any lapse of or change in such coverage. Employee shall have the contractual right to enforce any indemnification obligations of the Company provided for in this Agreement, the charter documents, by law or in any other instruments.

            (c) The Company may terminate GSA's engagement under this Agreement for Cause (as defined below in this Section 3(c)) at any time upon written notice to GSA. The following shall constitute cause ("Cause") for termination:
(i) Employee's repeated failure to comply with reasonable directives of the Board which failure has not been cured by the Employee within thirty (30) days following receipt of written notice from the Company to GSA and Employee specifying the nature of such failure; (ii) Employee's gross negligence or willful misconduct in the performance of duties assigned to him by the Board which failure Employee has not cured within thirty (30) days following receipt of written notice from the Company to GSA and Employee specifying the nature of such gross negligence or willful misconduct; (iii) intentional conduct by Employee or GSA materially harmful to the Company's business and affairs intended to result in substantial personal gain or enrichment to the Employee or GSA at the expense of the Company, including without limitation a material breach of Employee's obligations pursuant to Section 4 or Section 5 of this Agreement; (iv) the determination by the Securities and Exchange Commission, National Association of Securities Dealers, Inc., American Stock Exchange or any other securities regulator to which the Company is subject of any misconduct by GSA or Employee, whether related to the Company or any other person or entity and whether arising prior to or after the Effective Date; or (v) conviction of GSA or Employee or a plea of nolo contendre by GSA or Employee of any crime involving personal dishonesty or fraud or any felony. Upon termination for Cause as provided in this Section 3(c), the Company will pay GSA any Base Compensation, Supplemental Compensation and Incentive Compensation that has accrued under the terms of this Agreement and that remains unpaid as of the date of termination, but all other benefits (including without limitation vesting of any unvested Options as of the date of such termination) (but other than the Company's obligation to pay for the tax liability, if any, related to the provision of housing under Section 2(d)) shall immediately terminate; provided, however, that any Base Compensation, Supplemental Compensation or Incentive Compensation accrued and payable to GSA prior to said termination date shall be paid to GSA.

            (d) The Company may terminate GSA's engagement under this Agreement other than for Cause at any time upon not less than thirty (30) days' prior written notice to GSA. In the event of such termination by the Company under this Section 3(d), the Company will pay to GSA, in accordance with the Company's general payroll practices for its direct employees, the Base Compensation for the remainder of the Term plus any benefits to which Employee is entitled to be paid under this Agreement. In addition, Employee's participation in the Company's health insurance plan will continue for the remainder of the Term, with the Company paying its share of the premiums as it previously has for Employee pursuant to Section 2(f). All Options granted under Section 2(c) which are not vested on the effective date of such termination will vest on the date of such termination.

            (e) GSA may terminate its engagement under this Agreement for Good Reason (as defined herein) at any time upon notice by GSA to the Company setting forth in reasonable detail the nature of such Good Reason. The following shall constitute "Good Reason" for termination (unless with respect to items (i), (ii) and (iii) cured in all material respects by the Company within 30 days following written notice by GSA to the Company): (i) any material reduction in the nature or scope of Employee's position, duties, responsibilities or authority with the Company, (ii) the failure of the Company to remit or execute any compensation provided for under this Agreement which in any such case GSA does not consent to in writing, (iii) the Company's material breaches of its material obligations or material representations under this Agreement, or (iv) the Company's failure to obtain in writing the assumption of its obligations under this Agreement by any successor to the Company prior to or concurrent with any Covered Transaction. In the event of such termination by Employee for Good Reason, the Company shall pay to GSA a lump sum equal to Base Compensation at the rate in effect on the date of termination for the remainder of the Term plus any benefits to which Employee is entitled under this Agreement. In addition, Employee's participation in the Company's health insurance plan will continue for such period, with the Company paying its share of the premiums as it previously has paid for Employee pursuant to Section 2(f). All Options granted under Section 2(c) which are not vested on the effective date of such termination will vest on the date of such termination.

            (f) GSA's engagement under this Agreement will terminate upon the death of Employee, in which event the Company will pay GSA any accrued but unpaid Base Compensation through the end of the month in which Employee's death occurs and any obligations related to the provision of housing and any tax liability thereon.

            (g) The Company may terminate GSA's engagement under this Agreement, upon notice to GSA, in the event that Employee becomes permanently disabled during the Term through any illness, injury, accident or condition of either a physical or psychological nature and, as a result, is unable to perform substantially all of his duties and responsibilities hereunder for ninety (90) days during any period of six (6) consecutive months. The Board may designate another person to act in Employee's place during any period of disability. Designation of a person to act in place or the disabled Employee while disabled but prior to his having become permanently disabled as aforesaid shall not be Good Reason. Upon termination for disability as provided in this Section 3(g), the Company shall continue to pay GSA the Base Compensation and all benefits under the terms of this Agreement that remain through the date on which Employee first receives payment of disability benefits under the Company's employee benefit plans then in effect.

            (h)  Notwithstanding  the foregoing,  Employee's  obligations  under
Section 4 and Section 5 of this Agreement shall survive the termination of GSA's engagement under this Agreement for any reason other than (A) by the Company without cause or (B) by Employee with Good Reason. Upon any termination of GSA's engagement, Employee shall be deemed to have resigned from the Board of the Company if he is a Director as well as from all other directorships and other offices he then holds with the Company and with any of the Company's subsidiaries.

            (i) The obligations of the Company to pay Supplemental Compensation and Incentive Compensation that has become due and payable in accordance with
Section 2(b) or Section 2(c) of this Agreement shall survive any termination of this Agreement or expiration or termination of the Term, other than a termination for Cause. If the Company terminates GSA's engagement for Cause, then, notwithstanding any other provision of this Agreement to the contrary, the Company shall have no obligation to pay any Supplemental Compensation or Incentive Compensation other than Supplemental Compensation and Incentive Compensation that has theretofore become due and payable under the terms and conditions of this Agreement.

      4. INVENTIONS; TRADE SECRETS

            (a) In order to induce the Company to enter into this Agreement with GSA, Employee agrees that his relationship with the Company under this Agreement creates a relationship of confidence and trust between him and the Company with respect to (i) all Proprietary Information, as defined below, and (ii) the confidential information of others with which the Company has a business relationship and which is supplied to the Company under an obligation of confidence. Employee agrees that during the Term and thereafter, Employee will keep in confidence and trust all such information, and will not use or disclose any such information without the written consent of the Company, except as may be necessary in the ordinary course or performing his duties to the Company while employed by the Company. "Proprietary Information" means information that the Company possesses or has rights to which has commercial value in the
Company's business, including, without limitation, confidential information, trade secrets, product ideas, processes, formulas, designs, software, improvements, inventions, data and know-how, copyrightable materials, marketing plans and strategies, sales and financial reports and forecasts and customer lists, provided that "Proprietary Information" shall not include any such information which is generally known to the public or in the trade unless such knowledge results from a breach of this Agreement by Employee.

            (b) In order to induce the Company to enter into this Agreement with GSA, Employee further agrees that:

                  (i) All Proprietary Information shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all trade secrets, patents, copyrights, and other rights in connection therewith. Employee hereby assigns to the Company any rights he may have or acquire in such Proprietary Information.

                  (ii) All documents, records, apparatus, equipment and other physical property, whether or not pertaining to Proprietary Information, furnished to Employee by the Company or produced by him or others in connection with his employment shall he and remain the sole property of the Company. Employee shall return to the Company all such materials and property as and when requested by the Company. Even if the Company does not so request, Employee shall return all such materials and property upon termination or his employment for any reason, and will not take with him or otherwise retain possession of any such material or property or any duplicate or reproduction thereof in any medium upon such termination.

                  (iii) Employee will promptly disclose to the Company, or any persons designated by it, all improvements, inventions, works of authorship, formulas, ideas, processes, techniques, know-how and data, whether or not patentable (collectively, "Inventions"), made or conceived, reduced to practice or learned by him, either alone or jointly with others, in the course of his employment or which is otherwise subject to
      Section 4(b)(iv).

                  (iv) All Inventions which Employee conceives, develops or has developed (in whole or in part, either alone or jointly with others) during the Term which relate at the time of conception or reduction to practice thereof to the actual or demonstrably anticipated business of the Company or to its actual or demonstrably anticipated research and development, or which result from any work performed by Employee for the Company or which are developed on Company time or through the use of the Company's Proprietary Information or other resources, shall be the sole property of the Company and its assigns (and to the fullest extent permitted by law shall be deemed works made for hire), and the Company and its assigns shall be the sole owner of all patents, copyrights and other rights in connection therewith. Employee hereby assigns to the Company any rights he may have or acquire in such Inventions.

                  (v) With respect to Inventions described in subsection (iv) above, Employee will assist the Company in every proper way (but at the Company's expense) to obtain and from time to time enforce patents, copyrights or other rights on said Inventions in any and all countries, and will execute all documents reasonably necessary or appropriate for this purpose. Employee agrees that this obligation shall survive the termination of his employment, but the Company shall compensate him at a reasonable rate after such Termination for time actually spent by him or the Company's request on such assistance. In the event that the Company is unable after using all its reasonable efforts to secure within three (3) business days of the Company's request therefore the signature of Employee to any document which the Company determines is reasonably necessary or appropriate for any of the foregoing purposes, (including renewals, extensions, continuations, divisions or continuations in part), Employee hereby irrevocably designates und appoints the Company and its duly authorized officers and agents, as his agents and attorneys-in-fact to act for and on his behalf and instead of him, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes with the same legal force and effect as if executed by Employee. The foregoing appointment of the Company as Employee's attorney-in-fact is intended to be and shall be deemed as coupled with an interest

            (c) Employee represents that his execution of this Agreement, his employment with the Company and his performance of his duties for the Company hereunder will not violate any obligations he may have to any former employer or any other third party, including any obligations to keep confidential any proprietary or confidential information. Employee represents that he has not entered into, and will not enter into, any agreement which conflicts with or would, if performed by Employee, cause him to breach any of his obligations under this Agreement.

            (d) In the course of performing his duties to the Company, Employee agrees that he will not utilize any proprietary or confidential information of any former employer or other third party in any manner that would violate any obligation to which Employee is subject.

      5. NON-COMPETITION AND NON-SOLICITATION.

            (a) In order to induce the Company to enter into this Agreement with GSA, during the Term, and for a period of 12 months after the termination of the Term for any reason (other than termination without Cause by the Company or with Good Reason by the Employee) of GSA's engagement with the Company hereunder, Employee agrees and covenants that he shall not, directly or indirectly, own, manage, operate, join, control, participate in, invest in, advise, assist, act as a consultant for or otherwise be connected with, in any manner, whether as an officer, director, shareholder, employee, partner, venturer, investor or otherwise, any competitor, which shall mean any person or business entity engaged in or about to become engaged in the production, licensing, sale or marketing of any product or service or planned business involving endogenous laser treatment, photodynamic therapy or any other product or service of or under development by the Company at the time of termination of the Employee's employment. The foregoing shall not be denied to prohibit Employee from investing Employee's personal funds in securities of an issuer that is a competitor of the Company if the securities of such issuer arc listed for trading on a national securities exchange or are traded in the over-the-counter market and Employee's holdings therein represent less than 5% of the total number of outstanding shares or principal amount of the securities of such issuer.

            (b) In order to induce the Company to enter into this Agreement with GSA, during the Term, and for a period of 12 months after the termination of the Term for any reason of GSA's engagement with the Company hereunder, Employee agrees and covenants that he will not directly or indirectly, either (or himself or on behalf of any other person or enterprise, without the express written consent of the Company, (a) solicit or attempt to solicit or entice away or interfere with the Company's contractual relationships any of the Company's customers, business partners, suppliers or shareholders in existence at the time of termination of such employment, or (b) recruit, solicit or hire, seek or attempt to recruit, solicit or hire or assist in recruiting, soliciting or hiring any employee or agent of the Company, or except in connection with the performance of his duties hereunder, take action that results in the termination of employment or other arrangements between the Company and any of its employees or agents or otherwise interferes with such employment or arrangements.

            (c) GSA and Employee  acknowledge  and agree that the  provisions of
Section 4 and this Section 5 are reasonable and necessary for the protection of the Company and its intellectual property and business and interests.

      6. EQUITABLE RELIEF.

      GSA and Employee recognize and agree that the Company's remedy at law for any breach of the provisions of Section 4 or Section 5 hereof would be inadequate, and Employee agrees that for breach of such provisions, the Company shall, in addition to such other remedies as may be available to it at law or in equity or as provided in this Agreement, be entitled to injunctive relief and to enforce its rights by an action for specific performance in any court having proper jurisdiction. For purposes of the foregoing, Employee agrees to submit to the jurisdiction of the Federal and state courts located in the counties of Suffolk and Rockingham. Commonwealth of Massachusetts and in the county of New York, State of New York, and any other court having proper personal jurisdiction over Employee, GSA and Employee hereby irrevocably waives any right to seek to have any such proceedings removed to any other court, whether due to hardship, inconvenience or otherwise.

      7. REMEDIES.

      Subject to Section 6, any claim or controversy arising out of or relating to this Agreement, including without limitation any claim by the Company that GSA or Employee has violated any one or more of the restrictions set forth in
Section 4 or Section 5, shall be settled by arbitration before a single arbitrator (who shall be a lawyer) in Boston, Massachusetts chosen in accordance with the Commercial Arbitration Rules of the American Arbitration Association. If the arbitrator finds that a violation of the forgoing restrictions exists or is threatened, he shall prescribe appropriate relief which may include an award that Employee desist from such violation where such an order could issue, in the circumstances, under the equity powers of a court. Judgment upon the award rendered by the arbitrator may be entered in any cour1 of competent jurisdiction.

      8. MISCELLANEOUS.

            (a) The failure of any of the parties to this Agreement to require the performance of a term or obligation or to exercise any right under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or exercise of such right or the enforcement at any time of any other right hereunder or be deemed a waiver or any subsequent breach of the provision so breached, or of any other breach, hereunder.

            (b) This Agreement shall be deemed entered into in New York, New York, and shall be governed by and construed under the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

            (c) This Agreement shall not be amended, modified or discharged in whole or in part except by an agreement in writing signed by the parties hereto, provided, that if any one or more of the provisions or parts of a provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had been limited or modified (consistent with its general intent) to the extent necessary so that it shall be valid, legal and enforceable, or if it shall not be possible to so limit or modify such invalid or illegal or unenforceable provision or part of a provision, this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein.

            (d) GSA shall not assign or transfer in whole or in part his rights, obligations or interests arising from this Agreement without the Company's prior written consent. Any such attempt shall be deemed void and may be construed as a material breach of this Agreement.

            (e) The  termination  of this  Agreement  for any  reason  shall not terminate  the  obligations  or  liabilities  of the parties under the terms and conditions of this Agreement regarding confidentiality, non-competition, non-solicitation, payment, warranties, liabilities, proprietary rights and all others that by their sense and context are intended to survive the execution, delivery, performance, termination and expiration of this Agreement, Such obligations and liabilities shall survive and continue in effect after such termination.

            (f) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and replaces and extinguishes any and all prior or contemporaneous agreements, written or oral, between Employee and the Company, including without limitation the agreement dated January 10, 2003.

(Signature page follows)

      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.


                                      DIOMED HOLDINGS, INC.


                                      By: /s/  GEOFFREY H. JENKINS
                                          ------------------------
                                          Name:  Geoffrey H. Jenkins
                                          Title:  Chairman of the Board


                                      GLOBAL STRATEGY ASSOCIATES


                                      By: /s/  JAMES A. WYLIE, JR.
                                          ------------------------
                                          Name:  James A. Wylie, Jr.
                                          Title:  President


                                      EMPLOYEE


                                      /s/  JAMES A. WYLIE, JR.
                                      ------------------------
                                                James A. Wylie, Jr.